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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 30, 1999



                             IMPERIAL SUGAR COMPANY
             (Exact name of registrant as specified in its charter)



          TEXAS                           1-10307                74-0704500
(State or other jurisdiction      (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)



                  ONE IMPERIAL SQUARE
                      P.O. BOX 9
                   SUGAR LAND, TEXAS                        77487
          (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code: (281) 491-9181
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ITEM 5.  OTHER EVENTS

         The information set forth in the press release of Imperial Sugar Company (the "Company") dated July 12, 1999, included herewith as Exhibit 99.1, is incorporated by reference in this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

               4.1 Third Amendment to the Company's Amended and Restated Credit Agreement dated June 30, 1999.

              10.1 Receivables Purchase Agreement dated as of June 30, 1999 between the Company, Imperial Securitization Corporation, Imperial Distributing, Inc., Fairway Finance Corporation and Nesbitt Burns Securities, Inc.

              10.2 Purchase and Contribution Agreement dated as of June 30, 1999 between the Originators named therein, Imperial Securitization Corporation and Imperial Distributing, Inc.

              99.1  Press release issued by the Company dated July 12, 1999.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMPERIAL SUGAR COMPANY


Date: July 16, 1999                   By:  /s/ H.P. Mechler
                                           -----------------------------------
                                           Name:  H.P. Mechler
                                           Its:   Vice President - Accounting